Exhibit 10.1

BriDGEline Digital, inc.

First amendment to

NOTE PURCHASE AGREEMENT

This First Amendment to the Note Purchase Agreement, dated as of November 6, 2013 (the “Amendment”), amends the Note Purchase Agreement, dated as of September 30, 2013, by and among Bridgeline Digital, Inc., a Delaware corporation (the “Company”), Taglich Brothers, Inc., as the Agent on behalf of each of the Investors (the “Agent”), existing investors set forth on the signature pages affixed thereto (collectively, the “Existing Investors”) and the new investors set forth on the signature pages affixed thereto (collectively, the “New Investors” and together with the Existing Investors, the “Investors”) (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

WHEREAS, on September 30, 2013, the Company, the Agent and the Existing Investors entered into the Purchase Agreement regarding the sale of $2,000,000 in 10% Secured Subordinated Convertible Notes of the Company;

WHEREAS, Section 10.10 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of the Company and a majority-in-interest of the Existing Investors (based on the principal face amount of Notes purchased thereunder); and

WHEREAS, the Company and the Existing Investors have agreed to amend the Purchase Agreement to increase the aggregate principal amounts of the Notes that may be sold thereunder in one or more Closings and to allow the New Investors to purchase Notes.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree that the Purchase Agreement is amended as follows:

1. Sale of Additional Notes.

(a) That the first Whereas clause in the Purchase Agreement be amended to replace the phrase “up to $2,000,000” with the phrase “up to $3,000,000.”

(b) That the definition of “Escrow Agreement” in Section 1 of the Purchase Agreement be amended and restated with the following: “Escrow Agreement” means that certain agreement, dated September 24, 2013 by and among the Company, the Placement Agent and CSC Trust Company of Delaware, and any amendments thereto.

(c) That the definition of “Placement Agency Agreement” in Section 1 of the Purchase Agreement be amended and restated with the following: “Placement Agency Agreement” means that certain agreement, dated September 13, 2013 by and between the Placement Agent and the Company, and any amendments thereto.

(d) That the definition of “Security Agreement” in Section 1 of the Purchase Agreement be amended and restated with the following: “Security Agreement” means that certain agreement, dated September 30, 2013 by and between the Company and the Agent, and any amendments thereto.

(e) That the last sentence of Section 2.2(b) of the Purchase Agreement be amended to replace the phrase “$2,000,000 in the aggregate” with the phrase “$3,000,000 in the aggregate.”

(f) That Section 10.1 of the Purchase Agreement be amended to replace the phrase “not to exceed $40,000 without the Company’s approval” with the phrase “not to exceed $45,000 without the Company’s approval”.

(g) That the first sentence of Section 10.8 of the Purchase Agreement be amended to replace the phrase “within three (3) Business Days after the date of this Agreement” with the phrase “within three (3) Business Days after the date of this Agreement or any amendment to this Agreement”.

(g) That Schedule 4.4 be amended to add the following disclosure after the last existing paragraph:

“On September 30, 2013, the Company issued an aggregate of $2,000,000 of 10% Secured Subordinated Convertible Notes to accredited investors. The Notes are convertible at the election of the holder into shares of common stock of Bridgeline Digital at a conversion price equal to $1.30 per share at any time prior to the maturity date.

On September 30, 2013, the Company issued Warrants to Purchase Common Stock exercisable for up to 153,846 shares of Common Stock. The Warrants to Purchase Common Stock terminate on or about September 30, 2018. The Warrants to Purchase Common Stock were granted at an exercise price of $1.30 per share.”

2. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Purchase Agreement remain in full force and effect.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment may also be executed via facsimile or by e-mail delivery of a “.pdf” format data file, which shall be deemed an original.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Amendment to be duly executed as of the date first above written.

BRIDGELINE DIGITAL, INC.
By: /s/Michael D. Prinn Michael D. Prinn Executive Vice President and Chief Financial Officer

TAGLICH BROTHERS, INC. As Agent
By: /s/Robert C. Schroeder Robert C. Schroeder Vice President

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Amendment and agreed to the terms hereof.

Annex A

Investor Counterpart Signature Page to Amendment

The undersigned hereby enters into this Amendment (the “Amendment”) to the Note Purchase Agreement dated as of September 30, 2013 (the “Agreement”), with the undersigned, Bridgeline Digital, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and agrees to be bound in all respects by the terms and conditions thereof.

Name of Investor:

If an entity:

Print Name of Entity:

____________________________________

By:

       Name:

       Title:

If an individual:

Print Name: ___________________________

Signature: ____________________________

If joint individuals:

Print Name: ___________________________

Signature: ____________________________

All Investors:

Address: _____________________________

____________________________________

Telephone No.: ________________________

Facsimile No.: _________________________

Email Address: ________________________